Exhibit 99.2

The following pro forma financial information has been prepared as if the Mergers (as defined in this Report on Form 8-K) occurred on: September 30, 2013 for the Pro Forma Statement of Financial Position, September 30, 2013 on page 2 of this Exhibit; on January 1, 2013 for the Pro Forma Statement of Income for the Nine Months Ended September 30, 2013 on page 3 of this Exhibit; and on January 1, 2012 for the Pro Forma Statement of Income for the Year Ended December 31, 2012 on page 4 of this Exhibit.

The information in these pro forma financials for Hygeia and Canterbury has been derived from the audited financial statements for the year ended December 31, 2012 and the unaudited financial statements for the nine months ended September 30, 2013. The information in these pro forma financials for Stratus has been derived from the audited financial statements for the year ended December 31, 2012 and the unaudited financial statements for the nine months ended September 30, 2013.

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Stratus Media Group, Inc., Hygeia Therapeutics, Inc. and Canterbury Laboratories, LLC

Pro Forma Statement of Financial Position

September 30, 2013

	September 30, 2013
	Stratus Media	Hygeia/	Pro Forma		Pro Forma
	Group	Canterbury	Adjustments		Combined
ASSETS
Current assets
Cash and equivalents	$255,596	$129,672	$–		$385,268
Accounts receivable	53,013	23,655	–		76,668
Prepaid expenses and deposits	2,901,438	–	–		2,901,438
Total current assets	3,210,047	153,327	–		3,363,374

Property and equipment, net	24,461	7,446	–		31,907
Goodwill			8,672,656	(a)	8,672,656
Intangible assets	–	132,571	7,646,429	(b)	7,779,000
Total assets	$3,234,508	$293,344	$16,319,085		$19,846,937

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities
Accounts payable	$1,540,706	$291,647	$–		$1,832,353
Deferred salary	1,425,365	–	–		1,425,365
Accrued interest	207,593	20,267	–		227,860
Other accrued expenses and other liabilities	2,350,011	73,974	–		2,423,985
Amounts payable to officers	211,358	26,902	–		238,260
Advances from Stockholder/member	–	62,814			62,814
Rent liability for facilities no longer occupied	1,260,644	–	–		1,260,644
Notes payable	2,575,002	–	–		2,575,002
Total current liabilities	9,570,679	475,604	–		10,046,283

Long-term liabilities - convertible notes payable	–	715,000	–		715,000
Deffered tax liability	–	–	3,000,576	(c)	3,000,576
Total long-term liabilities	–	715,000	3,000,576		3,715,576

Commitments and contingencies

Stockholders' deficit
Series C 10% Preferred Stock, $0.001 par value: 1,000,000 shares authorized, 0 shares issued and outstanding	–	–	–		–
Series D 10% Preferred Stock, $0.001 par value: 500,000 shares authorized, 0 shares issued and outstanding	–	–	–		–
Series E 5% Preferred Stock, $0.001 par value: 10,000 shares authorized, 0 shares issued and outstanding	–	–	–		–
Hygeia Series A convertible preferred stock, par value $0.0001: 42,000,000 shares authorized, 20,000,064 shares issued and outstanding	–	2,000	(2,000)	(d)	–
Canterbury Series A convertible preferred units: 91,000,000 shares authorized, 53,745,298 units issued and outstanding	–	–	–		–
Canterbury common units, 106,000,000 units authorized,: 7,774,260 units issued and outstanding	–	–	–		–
Canterbury profit units. Authorized 7,341,880 units: 2,349,965, units issued and outstanding	–	–	–		–
Common stock, $0.001 par value: 1,000,000,000 shares authorized	420,966	1,012	114,000	(e)	535,978
Additional paid-in capital	53,256,628	2,086,416	10,219,821	(f)	65,562,865
Accumulated deficit	(59,966,621)	(2,986,688)	2,986,688	(g)	(59,966,621)
Total Stratus stockholders' deficit	(6,289,027)	(897,260)	13,318,509		6,132,222
Non-controlling interest/(deficit)	(47,144)	–	–		(47,144)
Total stockholders' deficit	(6,336,171)	(897,260)	13,318,509		6,085,078
Total liabilities and stockholders' deficit	$3,234,508	$293,344	$16,319,085		$19,846,937

____________

(a)	Total consideration of $12,421,249 using the closing stock price at September 30, 2013 of $0.108 times 115,011,163 shares issued for the Mergers, less $7,634,644 adjustment based on preliminary allocation to intangible assets, plus deferred tax liability of $3,053,858, plus net assets acquired of $839,264.
(b)	To increase the carrying value of Yale License to estimated value of $7,779,000 based on the preliminary allocation, less $144,356 book value of the Yale License.
(c)	Fair value of patents of $ 7,779,000 less book value of $144,356 tax effected for combined Federal and state taxes.
(d)	To eliminate Canterbury Series A convertible preferred units.
(e)	To account for $115,012 for 115,011,563 shares issued for the Mergers less $1,012 to eliminate common stock of Hygeia.
(f)	Includes $12,421,249 fair value of shares issues less $115,012 par value of common stock less elimination of additional paid in capital of Canterbury and Hygeia $ 2,132,627, less $115,012 for the issuance of shares for the Mergers.
(g)	Elimination of accumulated deficit of $2,986,688 for Hygeia and Canterbury.

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Stratus Media Group, Inc., Hygeia Therapeutics, Inc. and Canterbury Laboratories, LLC

Pro Forma Statement of Income

For the Nine Months Ended September 30, 2013

	Nine Months Ended September 30, 2013
	Stratus Media	Hygeia/	Pro Forma	Pro Forma
	Group	Canterbury	Adjustments	Combined

Revenues	$71,667	$127,167	$–	$198,834
Cost of revenues	–	89,387	–	89,387
Gross profit	71,667	37,780	–	109,447

Operating expenses
General and administrative	1,766,561	210,359	340,007 (a)	2,316,927
Impairment of intangible assets	1,935,621	–	–	1,935,621
Warrants, options and stock	4,238,650	–	–	4,238,650
Fair value of common stock exchanged for warrants	3,069,792	–	–	3,069,792
Legal and professional services	1,010,415	329,224	–	1,339,639
Research and development	–	20,668	–	20,668
Depreciation and amortization	24,577	33,808	560,457 (b)	618,842
Total operating expenses	12,045,616	594,059	900,464	13,540,139

Loss from operations	(11,973,949)	(556,279)	(900,464)	(13,430,692)

Other (income)/expenses
(Gain)/loss on adjustments to fair value of derivative liability	(8,980,077)	–	–	(8,980,077)
Gain on extinguishment of derivative liability	(1,409,530)	–	–	(1,409,530)
Other (income)/expenses	(54,498)	–	–	(54,498)
Interest expense	152,778	20,267	–	173,045
Total other (income)/expenses	(10,291,327)	20,267	–	(10,271,060)
Net loss	(1,682,622)	(576,546)	(900,464)	(3,159,632)

Net loss attributed to non-controlling interests	28,065	–	–	28,065
Net loss attributed to Stratus Media Group	(1,654,557)	(576,546)	(900,464)	(3,131,567)

Preferred dividends	171,625	–	–	171,625

Net income/(loss) attributable to Stratus Media
Group common shareholders	$(1,826,182)	$(576,546)	$(900,464)	$(3,303,192)

Basic and diluted earnings per share	$(0.01)			$(0.01)

Basic and fully-diluted weighted average shares outstanding	264,660,276		115,011,563 (c)	379,671,839

(a)	Additional salaries and related taxes that would be due under employment contracts for two officers for nine months ended September 30, 2013.
(b)	Nine months of amortization of the initial $7,779,000 value for Yale Patents, based on preliminary allocations, that is being amortized over the average 132 month remaining life of the patents.
(c)	Shares issued for Mergers with Canterbury and Hygeia.

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Stratus Media Group, Inc., Hygeia Therapeutics, Inc. and Canterbury Laboratories, LLC

Pro Forma Statement of Income

For the Year Ended December 31, 2012

	Year Ended December 31, 2012
	Stratus Media	Hygeia/	Pro Forma		Pro Forma
	Group	Canterbury	Adjustments		Combined

Revenues	$374,542	$246,731	$–		$621,273
Cost of revenues	235,803	123,374	–		359,177
Gross profit	138,739	123,357	–		262,096

Operating expenses
General and administrative	4,570,162	324,261	396,626	(a)	5,291,049
Impairment of intangible assets	1,423,844	–	–		1,423,844
Warrants, options and stock	3,643,662	–	–		3,643,662
Legal and professional services	2,258,898	77,965	–		2,336,863
Research and development	–	–	–		–
Depreciation and amortization	34,043	17,196	747,276	(b)	798,515
Total operating expenses	11,930,609	419,422	1,143,902		13,493,933

Loss from operations	(11,791,869)	(296,065)	(1,143,902)		(13,231,837)

Other (income)/expenses
Fair value of derivative liabilities in excess of proceeds	408,501	–	–		408,501
(Gain)/loss on adjustments to fair value of derivative liability	(6,907,748)	–	–		(6,907,748)
Other (income)/expenses	379,188	–	–		379,188
Present value of remaining lease payments for facilities no longer occupied	1,010,111	–	–		1,010,111
Interest expense	167,894	–	–		167,894
Total other (income)/expenses	(4,942,054)	–	–		(4,942,054)
Net loss	(6,849,815)	(296,065)	(1,143,902)		(8,289,783)

Preferred dividends	497,167	–	–		497,167

Net income/(loss) attributable to Stratus Media Group common shareholders	$(7,346,982)	$(296,065)	$(1,143,902)		$(8,786,950)

Basic and diluted earnings per share	$(0.08)				$(0.04)

Basic and fully-diluted weighted average shares outstanding	89,534,257		115,011,563	(c)	204,545,820

(a)	Additional salaries and related taxes that would be due under employment contracts for two officers for the year ended December 31, 2012.
(b)	Twelve months of amortization of the initial $7,779,000 value for Yale Patents, based on preliminary allocations, that is being amortized over the average 132 month remaining life of the patents.
(c)	Shares issued for Mergers with Canterbury and Hygeia.

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